DELAWARE(SM)
INVESTMENTS
------------
                                             Delaware Tax-Free Pennsylvania Fund
                                               Delaware Tax-Free New Jersey Fund



Tax-Exempt Income

(Tax-Exempt Income Artwork)




                                                         2000 Semi-annual report

                   A TRADITION OF SOUND INVESTING SINCE 1929
                   -----------------------------------------

TABLE OF CONTENTS
-----------------

Letter to Shareholders                       1

Portfolio Management
Review                                       3

Performance Summary

  Delaware Tax-Free
  Pennsylvania Fund                          6

  Delaware Tax-Free
  New Jersey Fund                            7

Financial Statements

  Statements of Net Assets                   8

  Statements of Operations                  15

  Statements of Changes in
  Net Assets                                16

  Financial Highlights                      17

  Notes to Financial
  Statements                                22

A Commitment To Our Investors

Experienced
[] Our seasoned investment professionals average more than 15 years' experience.
[] We began managing investments in 1929 and opened our first mutual fund in 1938. Over the past 70 years, we have weathered a full range of economic and market environments.

Disciplined
[] We follow strict investment policies and clear buy/sell guidelines.
[] We strive to balance risk and reward in order to provide sound investment alternatives within any given asset class.

Consistent
[] We clearly articulate our investment policies and follow them consistently.
[] Our commitment to style consistency has earned us the confidence of discriminating institutional and individual investors to manage more than $44 billion in assets as of September 30, 2000.

Comprehensive
[] We offer more than 70 mutual funds in these asset classes.
   o Large-cap equity                o High-yield bonds
   o Mid-cap equity                  o Investment grade bonds
   o Small-cap equity                o Municipal bonds (23 single-state funds)
   o International equity            o International fixed-income
   o Balanced
[] Our funds are available through financial advisers who can offer you individualized attention and valuable investment advice.

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.
(C)Delaware Distributors, L.P.

Dear Shareholder


"WE BELIEVE THAT

RISING TREASURY PRICES

LEFT MUNICIPAL BONDS

IN A POSITION OF

RELATIVE VALUE."

October 9, 2000

Recap of Events - Throughout much of the six-month period ended August 31, 2000, the Federal Reserve Board focused on tightening the U.S. money supply, continuing a prolonged series of interest rate hikes. A strong U.S. economy and threatening inflation prompted the Fed to bump up short-term interest rates twice during the period, with the last increase coming on May 16, 2000.

At the start of the period, municipal bond markets were beginning to rebound from a difficult period that in many cases had produced negative returns. An interest rate hike in March, coupled with the U.S. Treasury buyback and April turmoil in the U.S. stock market, led to a marked increase in demand for the safety of bonds - particularly U.S. Treasury bonds. We believe that rising Treasury prices left municipal bonds in a position of relative value. Retail investors began to recognize this value when Treasury yields dropped and municipal bond yields exceeded 6% in March (Source: Bloomberg). The resulting municipal bond rally generally coincided with the start of your Fund's reporting period and lasted throughout the entire six months.

Increased tax revenue resulting from the strong economy and higher borrowing costs resulting from rising interest rates caused many state and local governments to reduce the number of municipal bonds they issued during the period. This caused demand to exceed supply (Source: Moody's Investors Service, Inc.). As of August 31, 2000, demand for municipals remained high and yet municipal bond issuance year-to-date for 2000 was off by approximately 19% from the same period one year prior, or about $33 billion. (Source: Thomson Financial).

Long-term interest rates began to decline during the summer months, with the 30-year mortgage rate at 7.64% on August 31, 2000, about three quarters of a percentage point off its spring 2000 high for the year. The average yield on 30-year AAA-rated municipal bonds, which rarely is more than the yield for the 30-year Treasury bond, stood at 5.68% on August 31, 2000. By comparison, the 30-year Treasury bond was yielding 5.66% and two-year Treasury notes were yielding 6.16% on August 31, 2000 (Source: Bloomberg).

Total Returns

For the Period Ended August 31, 2000                            Six Months
--------------------------------------------------------------------------------
Delaware Tax-Free Pennsylvania Fund Class A                       +6.42%
--------------------------------------------------------------------------------
Lipper Pennsylvania Municipal Debt Fund Average (63 Funds)        +6.56%
--------------------------------------------------------------------------------
Delaware Tax-Free New Jersey Fund Class A                         +9.97%
--------------------------------------------------------------------------------
Lipper New Jersey Municipal Debt Fund Average (60 Funds)          +6.52%
Lehman Brothers Municipal Bond Index                              +6.77%
--------------------------------------------------------------------------------
All performance shown above is at net asset value without the effect of sales charges and assumes reinvestment of distributions. Performance information for all Fund classes can be found on pages 6 and 7. The Lipper categories represent the average returns of state-specific municipal bond funds tracked by Lipper (Source: Lipper Inc.). The Lehman Brothers Municipal Bond Index is an unmanaged index that generally tracks the performance of municipal bonds. You cannot invest directly in an index. Past performance does not guarantee future results.

(Tax-Exempt Income Artwork)


Delaware Tax-Free Pennsylvania Fund returned +6.42% (Class A shares at net asset value with distributions reinvested) for the six months ended August 31, 2000, slightly less than the Lehman Brothers Municipal Bond Index and the average fund in the Lipper Pennsylvania Municipal Debt Funds class. Delaware Tax-Free New Jersey Fund returned +9.97% (Class A shares at net asset value with distributions reinvested) for the six months ended August 31, 2000, outperforming the Lehman Brothers Municipal Bond Index and the average fund in the Lipper New Jersey Municipal Debt Funds class. In both cases, the difference between the Fund's return and that of the respective benchmark can be attributed to management's approach to interest rate sensitivity in the portfolio.

Market Outlook - We are encouraged by the current environment. As of this writing, the predominant opinion on Wall Street is that the Fed is firmly in a holding pattern with regard to its actions on interest rates. Evident slowing in the U.S. economy, which has prompted the Fed to leave rates untouched at its last three meetings, could eventually lead to lesser revenues for states and municipalities. In our opinion, this would likely lead to a general increase in the issuance of municipal bonds.

We believe that municipal bonds will continue to play a role in well-diversified portfolios. In addition, we believe that in an environment where interest rates trend downward, investing in municipal bond funds may be more attractive to investors than buying individual bonds. In such an environment, municipal bond funds like Delaware's are holding slightly older bonds - often issued at more attractive rates than most new issues coming to market. On the pages that follow, your Funds' portfolio managers explain the Funds' positioning during the period and provide a view of issues affecting the Pennsylvania and New Jersey municipal markets.

Thank you for your continued confidence and your commitment to Delaware Investments.

Sincerely,

/s/ Wayne A. Stork                        /s/ David K. Downes
Wayne A. Stork                            David K. Downes
Chairman,                                 President and Chief Executive Officer,
Delaware Investments Family of Funds      Delaware Investments Family of Funds

PORTFOLIO MANAGEMENT REVIEW
---------------------------

      Mitchell L. Conery
Senior Portfolio Manager

        Patrick P. Coyne
Senior Portfolio Manager

         October 9, 2000

The Funds' Results
The six-month period ended August 31, 2000 was generally a strong period in municipal markets despite changing interest rates. While municipal bond fund cash flows are negative year-to-date, July 2000 brought positive numbers, with investors pouring a net $850 million dollars into municipal bond funds - a trend that we hope to see continue (Source: Investment Company Institute).

The period was characterized by a continued diminishing of municipal bond supply, as states, counties, and municipalities simply issued fewer bonds.
This is likely due to strong local economies and tax bases, as well as the dramatic decline in bond refunding. Bond issues for public projects such as water and sewer, transportation, and higher education often exhibited strength, while credit upgrades given to municipal issuers were substantial - especially among bonds whose principal and interest payments are backed by taxes (Source:
Moody's Investors Service).

We continued to limit our investments in the healthcare sector. The cloudy outlook for the future of Medicaid/Medicare may have been among the reasons that municipal bonds in this sector often faced pressures. Of the 37 credit downgrades that Moody's has made to revenue bonds year-to-date in 2000, 28 have been to healthcare bonds (Source: Moody's Investors Service). When investing in healthcare issues, we use careful research and always keep an eye out for undervalued bond issues.

The uncertainty surrounding interest rates, meanwhile, dictated the need throughout the period for managing portfolio duration, a common measure of a bond or bond fund's sensitivity to interest rates. The shorter a bond fund's duration, the less sensitive the fund is to changes in interest rates.

Delaware Tax-Free Pennsylvania Fund
After a difficult period in fiscal 1999, the past six months have been a breath of fresh air in the Pennsylvania municipal bond market. Municipal markets rallied through much of 2000, and the Fund posted a positive return of +6.42% for the six-month period ended August 31, 2000 (Class A shares at net asset value with distributions reinvested).

The slight underperformance compared to the benchmark can be attributed in part to the length of the portfolio's duration. We concentrated our efforts during the period on shortening the portfolio's duration, and brought it down from 8.75 years on February 29, 2000 to a more modest 7.94 years as of August 31, 2000.

Delaware Tax-Free

Pennsylvania Fund

Portfolio Characteristics

August 31, 2000
---------------------------------------------------------------
Current 30-Day SEC Yield*                            4.68%
---------------------------------------------------------------
Average Rating                                       A
---------------------------------------------------------------
Average Effective Duration**                         7.94 years
---------------------------------------------------------------
Average Effective Maturity***                       12.48 years
---------------------------------------------------------------
  *For Class A shares measured according to Securities and Exchange
   Commission (SEC) guidelines. Current 30-day SEC yield as of 8/31/00 for both Class B and C shares was 4.07%.

 **Average effective duration is a common measure of a bond or bond fund's sensitivity to interest rate changes.

***Average effective maturity is the average time remaining until scheduled principal repayment by issuers of portfolio securities.

(Tax-Exempt Income Artwork)

Delaware Tax-Free Pennsylvania Fund (continued)
In Pennsylvania, the economic picture is largely unchanged from six months ago. Credit ratings are generally strong, with the possible exception of healthcare. This sector is still feeling the last effects of the credit crunch initiated by Allegheny Health Systems' failure in 1998. As a result, we have been more selective with regard to our investments in this sector.

We continue to believe that the healthcare and hospital sectors hold value in places, however, and continue to search for undervalued bonds. For example, July 2000 brought the refunding of a key hospital bond we had purchased in the wake of the Allegheny crisis. The refunding of this western Pennsylvania hospital bond issue, on which we were the lead investors, was a positive for the Fund during the period.

Delaware Tax-Free Pennsylvania Fund
Top Five Sectors
As of August 31, 2000
Sector                                                  Percentage of Net Assets
--------------------------------------------------------------------------------
Pre-Refunded/Escrowed to Maturity                              20.24%
--------------------------------------------------------------------------------
Hospitals                                                      17.88%
--------------------------------------------------------------------------------
Higher Education                                               13.57%
--------------------------------------------------------------------------------
Pollution Control                                              12.23%
--------------------------------------------------------------------------------
Other Revenue                                                   7.43%
--------------------------------------------------------------------------------

Delaware Tax-Free New Jersey Fund
Since its inception in September 1997, the Fund has frequently been volatile due to its relatively small asset size. In constructing the portfolio over time, it has often been necessary to purchase bonds that have longer-term maturities in order to provide a competitive yield for investors. The result is that the Fund's sensitivity to interest rates has remained relatively high.

We are happy to report that the last six months have been a strong period for Delaware Tax-Free New Jersey Fund. The Fund returned +9.97% (Class A shares at net asset value with distributions reinvested), outperforming its benchmark index and the relative Lipper class during the period.

While we are still buying longer-term bonds that require us to actively manage the portfolio, we envision this trend beginning to dissipate as the Fund's total assets grow.

Delaware Tax-Free

New Jersey Fund

Portfolio Characteristics

August 31, 2000
---------------------------------------------------------------
Current 30-Day SEC Yield*                                 4.90%
---------------------------------------------------------------
Average Rating                                               AA
---------------------------------------------------------------
Average Effective Duration**                        11.31 years
---------------------------------------------------------------
Average Effective Maturity***                       19.57 years
---------------------------------------------------------------
  *For Class A shares measured according to Securities and Exchange
   Commission (SEC) guidelines. Current 30-day SEC yield as of 8/31/00 for both Class B and C shares was 4.35%.

 **Average effective duration is a common measure of a bond or bond fund's sensitivity to interest rates.

***Average effective maturity is the average time remaining until scheduled principal repayment by issuers of portfolio securities.

Delaware Tax-Free New Jersey Fund (continued)
Meanwhile, New Jersey remains a hotbed for both high-tech and pharmaceutical companies within the private sector, and residents continue to witness an economy that is flourishing. With its progressive outlook, the state also continues to rank among the top ten issuers of municipal debt nationally (Source: The Bond Buyer). The state announced legislation during the period authorizing up to $8.6 billion in bonds from local school districts for construction needs. A portion of the state's tobacco settlement dollars is among the variety of funding sources identified to cover part of the increased debt service (Source: Standard & Poor's).

Delaware Tax-Free New Jersey Fund
Top Five Sectors
As of August 31, 2000

Sector                                                  Percentage of Net Assets
--------------------------------------------------------------------------------
Higher Education                                                 20.56%
--------------------------------------------------------------------------------
Water & Sewer                                                    18.12%
--------------------------------------------------------------------------------
School Districts                                                 14.32%
--------------------------------------------------------------------------------
Territorial                                                       8.57%
--------------------------------------------------------------------------------
Hospitals                                                         6.82%
--------------------------------------------------------------------------------

Outlook
In the months ahead, we anticipate a positive environment for municipal bonds. We think it is possible that the strong performance seen in the first half of 2000 could continue through the fall.

As always with municipal bonds, this depends largely on interest rate trends, as well as supply and demand in the municipal markets. The Federal Reserve Board has promised to remain vigilant about keeping inflation under control and could continue with interest rate increases in the future. As of this writing, however, many analysts and investors seem to believe that the Fed may be finished with increases - at least for the rest of this year. Long-term interest rates, meanwhile, are generally trending downward.

We feel that a non-inflationary U.S. economy that has less-robust growth is likely to boost the demand for capital funding. This would be a positive for municipal bonds and for the Funds. In our opinion, municipal bond funds will continue to be an important investment vehicle, which can provide excellent diversification to an investor's portfolio, as well as providing individual investors an opportunity to preserve their own capital and generate non-taxable income.*

*A portion of the income from tax-exempt funds may be subject to the alternative minimum tax.

FUND BASICS

Fund Objectives
The Fund seeks a high level of current interest income exempt from federal income tax and certain Pennsylvania state and local taxes, consistent with preservation of capital.

Total Fund Assets
As of August 31, 2000
$751 million

Number of Holdings
117

Fund Start Date
March 23, 1977

Your Fund Managers
Mitchell L. Conery received a bachelor's degree from Boston University and an MBA in Finance from the State University of New York at Albany. Prior to joining Delaware Investments in 1997, he served as a Municipal Bond Investment Officer with the Travelers Group. Before that, he held positions at CS First Boston Corporation, MBIA Corporation, Thomson McKinnon Securities, Ovest Financial Services, and Merrill Lynch.

Patrick P. Coyne received a bachelor's degree from Harvard University and an MBA in Finance from the University of Pennsylvania's Wharton School. He began his career with Kidder, Peabody & Co., where he managed the firm's trading desk for four years. He joined Delaware Investments' fixed-income department in 1990.

Nasdaq Symbols
Class A  DELIX
Class B  DPTBX
Class C  DPTCX

DELAWARE TAX-FREE PENNSYLVANIA FUND PERFORMANCE

Average Annual Total Returns

Through August 31, 2000           Lifetime    10 Years    Five Years   One Year
--------------------------------------------------------------------------------
 Class A (Est. 3/23/77)
   Excluding Sales Charge          +6.21%      +6.31%       +4.34%      +3.90%
   Including Sales Charge          +6.03%      +5.91%       +3.54%      -0.05%
--------------------------------------------------------------------------------
 Class B (Est. 5/2/94)
   Excluding Sales Charge          +4.03%                   +3.51%      +3.08%
   Including Sales Charge          +4.03%                   +3.19%      -0.86%
--------------------------------------------------------------------------------
 Class C (Est. 11/29/95)
   Excluding Sales Charge          +3.13%                               +3.08%
   Including Sales Charge          +3.13%                               +2.09%
--------------------------------------------------------------------------------

Returns reflect reinvestment of distributions and any applicable sales charge as noted below. Returns and share value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Class B and C share results, excluding sales charge, assume either that contingent deferred sales charges were not applied or the investment was not redeemed. Past performance is not a guarantee of future results.

Class A shares have a 3.75% maximum front-end sales charge, and for periods after June 1, 1992 a 12b-1 fee.

Class B shares do not have a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are also subject to a contingent deferred sales charge of up to 4% if redeemed before the end of the sixth year.

Class C shares have a 1% annual distribution and service fee. If redeemed within 12 months, a 1% contingent deferred sales charge applies.

FUND BASICS

Fund Objectives
The Fund seeks a high level of current interest income exempt from federal income tax and certain New Jersey state and local taxes, consistent with preservation of capital.

Total Fund Assets
As of August 31, 2000
$4 million

Number of Holdings
41

Fund Start Date
September 2, 1997

Your Fund Managers
Mitchell L. Conery
Patrick P. Coyne

Nasdaq Symbols
Class A  DPJAX
Class B  DPJBX
Class C  DPJCX

DELAWARE TAX-FREE NEW JERSEY FUND PERFORMANCE

Average Annual Total Returns

Through August 31, 2000                               Lifetime    One Year
--------------------------------------------------------------------------------
 Class A (Est. 9/2/97)
   Excluding Sales Charge                              +4.10%      +6.16%
   Including Sales Charge                              +2.80%      +2.14%
--------------------------------------------------------------------------------
 Class B (Est. 9/2/97)
   Excluding Sales Charge                              +3.16%      +5.37%
   Including Sales Charge                              +2.23%      +1.37%
--------------------------------------------------------------------------------
 Class C (Est. 9/2/97)
   Excluding Sales Charge                              +3.01%      +5.37%
   Including Sales Charge                              +3.01%      +4.37%
--------------------------------------------------------------------------------

Returns reflect reinvestment of distributions and any applicable sales charge as noted below. Returns and share value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Class B and C share results, excluding sales charge, assume either that contingent deferred sales charges were not applied or the investment was not redeemed. Past performance is not a guarantee of future results.

Class A shares have a 3.75% maximum front-end sales charge and a 12b-1 fee.

Class B shares do not have a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are also subject to a contingent deferred sales charge of up to 4% if redeemed before the end of the sixth year.

Class C shares have a 1% annual distribution and service fee. If redeemed within 12 months, a 1% contingent deferred sales charge applies.

An expense limitation was in effect for all classes during the period. Performance would have been lower if the expense limitation was not in effect.

Statements of Net Assets

DELAWARE TAX-FREE PENNSYLVANIA FUND

                                                      Principal       Market
August 31, 2000 (Unaudited)                            Amount         Value
--------------------------------------------------------------------------------
Municipal Bonds - 98.79%
Continuing Care/Retirement Revenue Bonds - 1.01%
Lancaster Pennsylvania Authority for
   Industrial Development Revenue -
   Garden Spot Village Project Series A
   7.625%  5/1/31 ................................   $1,650,000    $1,669,520
Montgomery County Higher Education and
   Health Authority Revenue (Foulkeways
   at Gwynedd Project)
   6.75% 11/15/30 ................................    1,000,000     1,006,450
Philadelphia Pennsylvania Authority for
   Industrial Development Revenue
   (Stapley Germantown Continuing
   Care Community) 6.60% 1/1/16 ..................    5,250,000     4,932,060
                                                                   ----------
                                                                    7,608,030
                                                                   ----------
Higher Education Revenue Bonds - 13.57%
Dauphin County General Authority
   College Revenue (Holy Family College)
   7.50% 12/1/19 .................................    3,025,000     3,141,795
Delaware County Authority
   College Revenue
   (Eastern College) Series B
   5.50% 10/1/19 .................................    1,500,000     1,348,125
   5.50% 10/1/24 .................................    2,850,000     2,511,563
   (Haverford College) 5.75% 11/15/29 ............    1,875,000     1,897,781
Gettysburg Municipal Authority College
   Revenue (Gettysburg College) Series B
   4.75% 8/15/23 (AMBAC) .........................    2,100,000     1,862,532
Indiana County Industrial Development
   Authority Revenue (Indiana University
   Student Co-op Association Inc.)
   Series A 5.875% 11/1/24 (AMBAC) ...............    1,000,000     1,012,510
   Series A 5.875% 11/1/29 (AMBAC) ...............    1,000,000     1,009,920
Montgomery County Higher Education and
   Health Authority Revenue (Beaver College)
   5.85% 4/1/21 (Connie Lee) .....................    5,465,000     5,575,120
Montgomery County Pennsylvania
   Industrial Development Authority
   Revenue (Hill School Project)
   5.35% 8/15/27 (MBIA) ..........................    5,870,000     5,674,823
Pennsylvania State Higher Education
   Assistance Capital Acquisition
   5.875%  12/15/30 (MBIA) .......................    7,385,000     7,558,695
Pennsylvania State Higher Educational
   Facilities Authority Revenue
   College Revenue
   (Allegheny College)
   Series B 5.00% 11/1/26 (MBIA) .................    2,700,000     2,482,218
   (Drexel University)  6.00% 5/1/29 .............    3,400,000     3,450,048
   (Elizabethtown College)
   6.50% 6/15/15 .................................    6,700,000     6,891,151
   (Lafayette College) 6.00%  5/1/30 .............    2,500,000     2,588,650

                                                       Principal      Market
                                                        Amount        Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
Higher Education Revenue Bonds (continued)
   (Philadelphia University)
   6.00%  6/1/29 .................................  $ 1,800,000   $ 1,826,298
   (Temple University)
   5.75% 4/1/31 (MBIA) ...........................    8,000,000     8,006,240
   (University of Pennsylvania)
   4.75% 7/15/33 .................................   14,420,000    12,333,859
   5.90% 9/1/15 ..................................    4,205,000     4,338,383
   (Ursinus College) 5.90% 1/1/27 ................    2,000,000     1,955,400
Pennsylvania State Higher Educational
   Facilities Authority Revenue State System
   Series M 5.75% 6/15/20 (AMBAC) ................   17,730,000    17,934,427
Philadelphia Pennsylvania Hospitals & Higher
   Education Facilities Authority Revenue
   (Chestnut Hill College)
   6.00% 10/1/29 .................................    2,860,000     2,564,905
Swarthmore Borough Authority
   (Swarthmore College)
   6.00% 9/15/12 .................................    5,730,000     5,970,832
                                                                  -----------
                                                                  101,935,275
                                                                  -----------
Hospital Revenue Bonds - 17.88%
Allegheny County Hospital
   Development Authority
   8.45%  11/15/03 ...............................      375,000       375,645
   8.55%  11/15/04 ...............................      240,000       240,533
   9.25%  11/15/30 ...............................    6,650,000     6,265,364
Allegheny County Pennsylvania Hospital
   Development Authority Revenue
   (Allegheny Valley Hospital)
   7.75% 8/1/20 ..................................    2,840,000     2,898,050
   7.50% 8/1/13 ..................................      390,000       392,200
Allegheny County Pennsylvania Hospital
   Development Authority Revenue Health
   Center (UPMC Health)
   Series B 6.00% 7/1/23 (MBIA) ..................    5,745,000     6,084,415
   Series B 6.00% 7/1/24 (MBIA) ..................    5,000,000     5,294,900
   Series B 6.00% 7/1/26 (MBIA) ..................    4,750,000     5,027,495
   Series B 6.00% 7/1/27 (MBIA) ..................    9,325,000     9,865,570
Allegheny County Pennsylvania Hospital
   Authority Revenue Health System
   Revenue (Catholic Health East)
   4.875% 11/15/26 (AMBAC) .......................    8,500,000     7,434,355
Berks County Pennsylvania Municipal
   Authority Health Care Reading Hospital
   Pooled Financing Project
   5.00% 3/1/28 ..................................   20,000,000    17,307,800

                                                     Principal       Market
Delaware Tax-Free Pennsylvania Fund                   Amount         Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
Hospital Revenue Bonds (continued)
Chester County Pennsylvania Health and
   Educational Facilities Authority Health
   System Revenue (Jefferson Health
   Systems) Series B 5.375% 5/15/27 .............   $10,000,000   $ 9,037,400
Delaware County Authority Revenue
   (Main Line & Haverford Nursing and
   Rehabilitation Center) 9.00% 8/1/22 ..........     1,925,000     2,066,083
Pennsylvania Economic Development
   Financing Authority Revenue
   (Dr. Gertrude A Barber Center Inc.)
   5.90%  12/1/30 ...............................     2,250,000     2,243,453
Philadelphia Pennsylvania Hospital Higher
   Education Facilities Authority
   Hospital Revenue
   (Children's Hospital of Philadelphia)
   Series A 5.50% 2/15/22 .......................     5,600,000     5,342,344
   (Children's Seashore House)
   Series A 7.00% 8/15/17 .......................     3,100,000     3,220,993
   (Children's Seashore House)
   Series B 7.00% 8/15/22 .......................     2,100,000     2,178,414
   (Jeanes Health System Project)
   6.85% 7/1/22 .................................    18,020,000    17,737,266
   (Roxborough Memorial Hospital)
   7.25% 3/1/24 .................................    11,830,000    10,644,279
Sayre Pennsylvania Health Care Facilities
   (Gutherie Health Care System)
   Series A 6.00% 3/1/21 (AMBAC) ................     2,250,000     2,255,378
Sayre Pennsylvania Health Care Facilities
   (VHA of Pennsylvania, Inc.) (Capital Asset
   Financing Program-Guthrie
   Medical Center)
   Series A 7.625% 12/1/15 (AMBAC) ..............     1,000,000     1,027,440
   Series B 7.625% 12/1/15 (AMBAC) ..............     2,490,000     2,635,018
Scranton-Lackawanna Health and Welfare
   Authority (Allied Services Rehabilitation
   Hospitals) 7.60% 7/15/20 .....................     5,640,000     5,887,483
Westmorland County Pennsylvania
   Industrial Development Authority
   Hospital Revenue (Citizen General
   Hospital) 5.25% 7/1/15 .......................    11,000,000     8,874,580
                                                                  -----------
                                                                  134,336,458
                                                                  -----------
Housing Revenue Bonds - 7.13%
Montgomery County Pennsylvania
   Redevelopment Authority Multi-Family
   Housing (KBF Associates Project)
   Series A 6.50% 7/1/25 ........................    26,560,000    26,578,592
   Series B 7.25% 7/1/25 ........................    14,785,000    14,955,915

                                                     Principal       Market
                                                      Amount         Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
Housing Revenue Bonds  (continued)
Pennsylvania Housing Finance Agency
   Single Family Mortgage
   Series 57A
   6.15% 4/1/27 (AMT) (FHA) .....................   $ 5,000,000   $ 5,099,700
   Series 66A 5.65% 4/1/29 (AMT) ................     3,950,000     3,873,015
   Series 69A 6.25%
   4/1/31 (AMT) (FHA) ...........................     3,000,000     3,078,000
                                                                   ----------
                                                                   53,585,222
                                                                   ----------
Industrial Development Revenue Bonds - 7.13%
Allegheny County Authority Industrial
   Development Environmental
   Improvement Revenue
   (USX Corp Project)
   5.50% 12/1/29 ................................    19,500,000    17,043,000
   5.60% 9/1/30 .................................     4,575,000     4,058,620
Allegheny County Pennsylvania
   Redevelopment Authority Tax Increment
   Revenue (Waterfront Project) Series B
   6.00%  12/15/10 ..............................     1,000,000     1,030,830
   6.40%  12/15/18 ..............................     2,500,000     2,570,375
Carbon County Pennsylvania Industrial
   Development Authority (Panther Creek
   Partners Project)
   6.65% 5/1/10 (AMT) ...........................     6,000,000     6,149,520
Pennsylvania Economic Development
   Financing Authority Solid Waste
   Disposal Revenue (USG Corp Project)
   6.00% 6/1/31 (AMT) ...........................    24,200,000    22,687,500
                                                                   ----------
                                                                   53,539,845
                                                                   ----------
Pollution Control Revenue Bonds - 12.23%
Beaver County Pennsylvania Industrial
   Development Authority Pollution
   Control Revenue (Cleveland Electric
   Illuminating Project)
   7.625% 5/1/25 ................................     8,500,000     9,035,500
   Series A 7.75% 7/15/25 .......................    10,000,000    10,697,900
   (Atlantic Richfield Company Project)
   5.95% 7/1/21 .................................     5,100,000     5,063,433
Bucks County Pennsylvania Industrial
   Development Authority Environmental
   Improvement Revenue
   (USX Corp Project) 5.60% 3/1/33 ..............     1,000,000       883,980
Cambria County Pennsylvania Industrial
   Development Authority Pollution
   Control Revenue (Pennsylvania Electric
   Company Project)
   5.80% 11/1/20  (MBIA) ........................     4,500,000     4,573,260
   6.05% 11/1/25 (MBIA) .........................     9,700,000     9,930,569

                                                     Principal       Market
Delaware Tax-Free Pennsylvania Fund                   Amount         Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
Pollution Control Revenue Bonds (continued)
Delaware County Pennsylvania
   Industrial Development Authority
   Pollution Control Revenue
   (Philadelphia Electric Company) Series A
   5.20% 4/1/21 .................................   $15,500,000   $15,415,370
Lehigh County Pennsylvania Industrial
   Development Authority Pollution Control
   Revenue (Pennsylvania Power and
   Light Company Project)
   Series A 6.40% 11/1/21 (MBIA) ................     7,000,000     7,308,350
   Series B 6.40% 9/1/29 (MBIA) .................    15,000,000    15,884,850
Montgomery County Industrial Development
   Authority Pollution Control Revenue
   (Philadelphia Electric Company)
   Series A 5.20% 10/1/30 .......................    11,500,000    11,482,865
Schuylkill County Pennsylvania Industrial
   Development Authority Resource
   Recovery Center (Schuylkill Energy
   Resource) 6.50% 1/1/10 (AMT) .................     1,600,000     1,605,504
                                                                   ----------
                                                                   91,881,581
                                                                   ----------
Port and Harbors Revenue Bonds  -  1.35%
Delaware River Port Authority
   5.70% 1/1/21 (FSA) ...........................     8,560,000     8,745,410
Erie Western Pennsylvania Port Authority
   General Revenue
   6.25% 6/15/10 (AMT) ..........................     1,365,000     1,409,171
                                                                   ----------
                                                                   10,154,581
                                                                   ----------
*Pre-Refunded/Escrowed to
   Maturity Bonds - 20.24%
Abington School District
   6.00% 5/15/26-06 (FGIC) ......................     6,000,000     6,437,700
Allegheny County Pennsylvania Hospital
   Development Authority Revenue
   (Health Facilities)
   6.00% 5/1/20-02 (MBIA) .......................     1,500,000     1,538,715
Allegheny County Pennsylvania Sanitation
   Authority Revenue Series 91C
   6.50% 12/1/16-01 (FGIC) ......................     4,500,000     4,617,540
Cambria County Hospital Development
   Authority Health Care Revenue
   (Allegheny Lutheran Social Ministries
   Project) 8.25% 6/15/17-02 ....................     3,250,000     3,454,750
Delaware County Authority
   University Revenue
   (Haverford College)
   7.375% 11/15/20-00 (MBIA) ....................     3,275,000     3,358,709
   (Villanova University) 9.625% 8/1/02
   (Escrowed to Maturity) .......................       200,000       210,448
Delaware County Pennsylvania Authority
   (Mercy Health Corporation)
   6.00% 12/15/26
   (Escrowed to Maturity) .......................     3,500,000     3,650,185

                                                     Principal       Market
                                                      Amount         Value
--------------------------------------------------------------------------------
 Municipal Bonds (continued)
*Pre-Refunded/Escrowed to
    Maturity Bonds (continued)
 Harrisburg Water Authority Revenue
    7.00% 7/15/15-01 (FGIC) ......................   $12,000,000   $12,272,400
 Pennsylvania Higher Education Facilities
    Authority College and University Revenue
    (Hahnemann University)
    6.90% 7/1/21-01 (MBIA) .......................    13,000,000    13,522,600
 Pennsylvania Intergovernmental Cooperative
    Authority Special Tax Revenue (City of
    Philadelphia Funding Program)
    6.80% 6/15/22-02 .............................     2,125,000     2,212,444
 Pennsylvania State Higher Educational
    Facilities Authority Revenue College
    Revenue (LaSalle University)
    9.50% 5/1/03 (Escrowed to Maturity) ..........       200,000       216,396
 Pennsylvania State Turnpike Commission
    Turnpike Revenue
    Series I 7.20% 12/1/17-01 (FGIC) .............     8,915,000     9,391,328
    Series J 7.20% 12/1/17-01 (FGIC) .............     8,995,000     9,475,603
 Philadelphia Authority for Industrial
    Development Revenue (Cathedral Village)
    7.25% 4/1/15-03 ..............................     2,000,000     2,168,140
 Philadelphia Pennsylvania Authority for
    Industrial Development Industrial and
    Commercial Revenue (Girard Estates
    Facilities Leasing Project) 5.00% 5/15/27
    (Escrowed to Maturity) .......................     7,500,000     6,899,250
 Philadelphia Pennsylvania Hospital Higher
    Education Facilities Authority Hospital
    Revenue (Presbyterian Medical Center)
    6.65% 12/1/19 (MBIA)
    (Escrowed to Maturity) .......................    13,000,000    14,776,450
 Philadelphia Water & Sewer Revenue
    7.00% 8/1/18-01 ..............................    20,650,000    21,142,916
 Pittsburgh Water & Sewer Revenue
    7.25% 9/1/14 (FGIC)
    (Escrowed to Maturity) .......................     9,000,000    10,671,030
 Pottsville Pennsylvania School District
    9.375% 5/1/06 (AMBAC)
    (Escrowed to Maturity) .......................       900,000     1,044,144
 Puerto Rico (Commonwealth of) General
    Obligation 6.00% 7/1/22-02 ...................     3,585,000     3,757,474
 Swarthmore Borough Authority
    (Swarthmore College)
    6.00% 9/15/12-00 .............................     1,270,000     1,333,208
    7.375% 9/15/20-00 ............................    10,000,000    10,107,100
 York County Hospital Revenue Authority
    (York Hospital)
    7.00% 7/1/21-01 (AMBAC) ......................     9,500,000     9,767,520
                                                                   -----------
                                                                   152,026,050
                                                                   -----------

                                                      Principal       Market
Delaware Tax-Free Pennsylvania Fund                    Amount         Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
School District General Obligation Bonds - 0.84%
Gateway Pennsylvania School District
   Allegheny 5.25% 7/15/22 (FGIC) ...............   $ 1,900,000   $ 1,830,517
McGuffey Pennsylvania School District
   Series B 4.75% 8/1/28 (AMBAC) ................     2,750,000     2,397,203
Norwin Pennsylvania School District
   6.00% 4/1/30 (FGIC) ..........................     2,000,000     2,066,020
                                                                   ----------
                                                                    6,293,740
                                                                   ----------
Transportation Revenue Bonds - 3.19%
Allegheny County Pennsylvania Airport
   Revenue (Pittsburgh International
   Airport) 5.75% 1/1/14 (AMT) (MBIA) ...........     6,910,000     7,230,762
Lehigh Northhampton Pennsylvania Airport
   Series A
   6.00%  5/15/25 (AMT) (MBIA) ..................     1,525,000     1,571,147
   6.00%  5/15/30 (AMT) (MBIA) ..................     2,700,000     2,767,500
Pennsylvania State Turnpike Commission
   Series L 6.25% 6/1/11 (AMBAC) ................     9,000,000     9,303,570
   Series N 6.50% 12/1/13 .......................     3,000,000     3,116,790
                                                                   ----------
                                                                   23,989,769
                                                                   ----------
Waste Disposal Revenue Bonds - 2.38%
Borough of New Morgan Pennsylvania
   Guaranteed Revenue 8.00% 11/1/05 .............     6,800,000     7,063,500
Chester (City of) Pennsylvania Guaranteed
   Host Community Resource Recovery
   7.25% 12/1/05 ................................     9,305,000     9,619,044
Greater Lebanon Refuse Authority Solid
   Waste Revenue Refunding
   (Lancaster County) 7.00% 11/15/04 ............     1,145,000     1,196,216
                                                                   ----------
                                                                   17,878,760
                                                                   ----------
Water & Sewer Revenue Bonds - 2.50%
Dauphin County Industrial Development
   Authority Water Development Revenue
   (Dauphin Consolidate Water Supply)
   Series B 6.70% 6/1/17 ........................     1,750,000     1,959,178
Delaware County Industrial Development
   Authority Water Revenue
   (Philadelphia Suburban Water Project)
   6.00% 6/1/29 (AMT) (FGIC) ....................     3,000,000     3,091,080
Philadelphia Pennsylvania Water & Waste
   Water Revenue Series A
   5.125% 8/1/27 (AMBAC) ........................    14,700,000    13,734,504
                                                                   ----------
                                                                   18,784,762
                                                                   ----------
Other General Obligation Bonds - 1.91%
Falls Township Pennsylvania General
   Obligation 7.00% 12/15/10 (MBIA) .............     3,000,000     3,022,050
Puerto Rico (Commonwealth of) General
   Obligation 5.75% 7/1/17 ......................    11,000,000    11,359,810
                                                                   ----------
                                                                   14,381,860
                                                                   ----------

                                                      Principal       Market
                                                       Amount         Value
--------------------------------------------------------------------------------
  Municipal Bonds (continued)
  Other Revenue Bonds - 7.43%
  Dauphin County Pennsylvania General
     Authority Office and Parking Forum
     Series A 6.00% 1/15/25 .......................   $ 3,500,000   $ 3,246,915
  Dauphin County Pennsylvania General
     Authority Office and Parking/Riverfront
     Office Center Project Series A
     6.00% 1/1/25 .................................     4,000,000     3,710,880
  Delaware Valley Pennsylvania Regional
     Finance Authority Local Government
     Revenue Series A
     5.50% 8/1/28 (AMBAC) .........................    13,000,000    13,017,680
**First Albany Corporation Municipal Series,
     Inverse Floater
     5.06% 12/15/14 (AMBAC) .......................    31,000,000    31,638,910
  Harrisburg Pennsylvania Authority Office
     and Parking Revenue Series A
     6.00% 5/1/19 .................................     3,000,000     2,811,240
 +Philadelphia Gas Works Revenue
     5.53% 1/1/12 (AMBAC) .........................     2,500,000     1,398,225
                                                                   ------------
                                                                     55,823,850
                                                                   ------------
  Total Municipal Bonds
   (cost $725,888,538) ..........................                   742,219,783
                                                                   ------------
  Total Market Value of Securities - 98.79%
   (cost $725,888,538) ..........................                   742,219,783

  Receivables and Other Assets
   Net of Liabilities - 1.21% ...................                     9,080,762
                                                                   ------------
  Net Assets Applicable to 97,258,887
   Shares Outstanding - 100.00% .................                  $751,300,545
                                                                   ============
  Net Asset Value - Delaware Tax-Free
   Pennsylvania Fund A Class
   ($709,814,307 / 91,888,330 Shares) ...........                         $7.72
                                                                          -----
  Net Asset Value - Delaware Tax-Free
   Pennsylvania Fund B Class
   ($37,179,825 / 4,813,075 Shares) .............                         $7.72
                                                                          -----
  Net Asset Value - Delaware Tax-Free
   Pennsylvania Fund C Class
   ($4,306,413 / 557,482 Shares) ................                         $7.72
                                                                          -----

-----------

 *For Pre-Refunded Bonds, the stated maturity is followed by the year in which each bond is pre-refunded.

**Inverse Floater represents a security that pays interest at a rate that increases (decreases) with a decrease (increase) in a specific index. Interest rate disclosed is in effect as of August 31, 2000.

 +Zero coupon security - the interest rate shown is the effective yield as of August 31, 2000.

Delaware Tax-Free Pennsylvania Fund
--------------------------------------------------------------------------------
     Summary of Abbreviations:
     ACA - Insured by American Capital Access
     AMBAC - Insured by AMBAC Indemnity Corporation
     AMT - Subject to Alternative Minimum Tax
     Connie Lee - Insured by The College Construction Insurance Association
     FGIC - Insured by the Financial Guaranty Insurance Company
     FHA - Insured by the Federal Housing Administration
     FSA - Insured by Financial Security Assurance
     MBIA - Insured by the Municipal Bond Insurance Association

     Components of Net Assets at August 31, 2000:
     Shares of beneficial interest (unlimited
        authorization - no par) ..............................   $766,050,293
     Distributions in excess of net investment income ........       (171,876)
     Accumulated net realized loss on investments ............    (30,909,117)
     Net unrealized appreciation of investments ..............     16,331,245
                                                                 ------------
     Total net assets ........................................   $751,300,545
                                                                 ============

     Net Asset Value and Offering Price per Share -
        Delaware Tax-Free Pennsylvania Fund
     Net asset value A Class (A) .............................      $7.72
     Sales charge (3.75% of offering price or 3.89% of amount
        invested per share) (B) ..............................       0.30
                                                                    -----
     Offering price ..........................................      $8.02
                                                                    =====

     (A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon the redemption or repurchase of shares.
     (B) See the current prospectus for purchases of $100,000 or more.

                             See accompanying notes

DELAWARE TAX-FREE NEW JERSEY FUND

                                                         Principal     Market
August 31, 2000 (Unaudited)                               Amount       Value
--------------------------------------------------------------------------------
Municipal Bonds - 98.23%
Airport Revenue Bonds - 6.04%
New Jersey Economic Development Authority
   Special Facilities Revenue (Continental
   Airlines Project)
   5.50% 4/1/28 (AMT) .................................  $ 50,000    $  40,427
   6.625% 9/15/12 (AMT) ...............................   200,000      205,080
                                                                       -------
                                                                       245,507
                                                                       -------
Continuing Care/Retirement Revenue Bonds - 1.05%
New Jersey Economic Development Authority
   Revenue Refunding First Mortgage
   (The Evergreens) 6.00% 10/1/22 .....................    50,000       42,680
                                                                       -------
                                                                        42,680
                                                                       -------
Higher Education Revenue Bonds - 20.56%
Higher Education Student Assistance Authority
   New Jersey Student Loan Revenue Series A
   6.10% 6/1/16 (MBIA) ................................   100,000      105,174
New Jersey State Educational Facilities
   Authority Revenue
   (Bloomfield College) Series A
   6.85% 7/1/30 .......................................   300,000      314,943
   (Drew University) Series C
   5.00% 7/1/17 (MBIA) ................................    65,000       62,353
   (Georgian Court College) Series B
   5.20% 7/1/15 .......................................   200,000      191,224
   (Montclair State University) Series F
   5.40% 7/1/25 (AMBAC) ...............................    30,000       29,198
   (Princeton Theological Seminary) Series A
   5.00% 7/1/22 .......................................    20,000       18,665
   (Richard Stockton College) Series C
   5.10% 7/1/23 (AMBAC) ...............................    70,000       65,860
   (University of Medicine and Dentistry)
   5.25% 12/1/21 (AMBAC) ..............................    50,000       47,958
                                                                       -------
                                                                       835,375
                                                                       -------
Hospital Revenue Bonds - 6.82%
New Jersey Health Care Facilities
   Financing Authority
   (AHS Hospital) Series A
   5.00% 7/1/27 (AMBAC) ...............................   150,000      134,889
   (Holy Name Hospital)
   5.25% 7/1/20 (AMBAC) ...............................    50,000       48,149
   (JFK Medical Center/Hartwyck)
   5.00% 7/1/18 (MBIA) ................................   100,000       94,142
                                                                       -------
                                                                       277,180
                                                                       -------
Housing Revenue Bonds - 1.20%
New Jersey State Housing and Mortgage Finance
   Agency Series A
   5.65% 5/1/40 (AMT) (AMBAC) .........................    50,000       48,837
                                                                       -------
                                                                        48,837
                                                                       -------

                                                         Principal     Market
                                                          Amount       Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
Parking Revenue Bonds - 4.62%
Essex County New Jersey Improvement Authority
   Parking Facility
   5.00% 10/1/22 (AMBAC) ..............................  $ 60,000      $ 55,828
   Series B 5.25% 10/1/27 (MBIA) ......................    40,000        38,327
New Brunswick New Jersey Parking Authority
   Revenue 5.00% 1/1/20 (FGIC) ........................   100,000        93,395
                                                                        -------
                                                                        187,550
                                                                        -------
Ports & Harbors Revenue Bonds - 5.72%
Delaware River and Bay Authority
   5.25% 1/1/26 (FGIC) ................................    50,000        47,838
Port Authority of New York and New Jersey
   Consolidated 109th Series
   5.375% 7/15/22 (FGIC) ..............................   100,000        98,915
   Consolidated 114th Series 4.75% 8/1/33 .............   100,000        85,707
                                                                        -------
                                                                        232,460
                                                                        -------
School District General Obligation Bonds - 14.32%
Carteret New Jersey Board of Education
   4.75% 4/15/19 (MBIA) ...............................   300,000       270,477
Freehold Township New Jersey Board of Education
   5.40% 7/15/23 (FSA) ................................    50,000        49,543
Mount Olive Township New Jersey
   Board of Education 5.00% 1/15/19 (FGIC) ............    25,000        23,843
Newark New Jersey Schools
   5.30% 9/1/15 (MBIA) ................................    50,000        50,377
Sparta Township School District
   5.00% 9/1/20 (MBIA) ................................   200,000       187,952
                                                                        -------
                                                                        582,192
                                                                        -------
Territorial General Obligation Bonds - 1.23%
Puerto Rico Commonwealth
   5.375% 7/1/21 (MBIA) ...............................    50,000        50,118
                                                                        -------
                                                                         50,118
                                                                        -------
Territorial Revenue Bonds - 8.57%
Puerto Rico Commonwealth Highway &
   Transportation Authority (Highway Improvements)
   Series Y 5.50% 7/1/26 ..............................   250,000       249,295
Puerto Rico Electric Power Authority Revenue
   Series X 5.50% 7/1/25 ..............................   100,000        98,923
                                                                        -------
                                                                        348,218
                                                                        -------

                                                         Principal     Market
Delaware Tax-Free New Jersey Fund                         Amount       Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
Water & Sewer Revenue Bonds - 18.12%
Bayonne New Jersey Municipal Utilities Authority
   Water Systems 5.00% 1/1/28 (MBIA) .................   $ 50,000   $   45,889
Essex County New Jersey Improvement Authority
   Revenue Utility System (East Orange Franchise)
   5.00% 7/1/28 (MBIA) ...............................    100,000       91,714
Jersey City New Jersey Municipal Utilities
   Authority Sewer Revenue
   5.25% 12/1/13 (FSA) ...............................    100,000      101,327
Mount Holly New Jersey Municipal Utilities
   Authority Sewer Revenue
   4.75% 12/1/18 (MBIA) ..............................    140,000      127,257
New Jersey Economic Development Authority
   Water Facilities Revenue United Water
   5.00% 11/1/28 (AMT) (AMBAC) .......................    300,000      267,342
Stafford New Jersey Municipal Utilities Authority
   Water and Sewer Revenue
   5.00% 12/1/22 (FGIC) ..............................     60,000       55,809
Wanaque Borough New Jersey Sewer Authority
   Sewer Revenue 5.25% 12/1/21 .......................     50,000       47,069
                                                                    ----------
                                                                       736,407
                                                                    ----------
Other General Obligation Bonds - 5.86%
Evesham Township New Jersey Series A
   5.00% 9/15/17 (FGIC) ..............................     50,000       48,276
Lafayette Yard New Jersey Community Development
   Hotel/Conference Center - Trenton
   5.625% 4/1/21 (MBIA) ..............................    100,000      101,790
Summit New Jersey 4.50% 11/1/18 ......................    100,000       88,143
                                                                    ----------
                                                                       238,209
                                                                    ----------
Other Revenue Bonds - 4.12%
Middlesex County New Jersey Improvement
   Authority Revenue 4.70% 9/15/18 ...................     85,000       77,166
Union County New Jersey Utilities Authority
   County Deficiency Series A2
   5.00% 6/15/28 (AMT) ...............................    100,000       90,417
                                                                    ----------
                                                                       167,583
                                                                    ----------
Total Municipal Bonds
   (cost $4,133,789) .................................               3,992,316
                                                                    ----------
Total Market Value of Securities - 98.23%
   (cost $4,133,789) .................................               3,992,316
Receivables and Other Assets
   Net of Liabilities - 1.77% ........................                  71,889
                                                                    ----------
Net Assets Applicable to 755,488
   Shares Outstanding - 100.00% ......................              $4,064,205
                                                                    ==========

--------------------------------------------------------------------------------
Net Asset Value - Delaware Tax-Free New Jersey
   Fund A Class ($1,912,155 / 355,424 Shares) ........                  $5.38
                                                                        -----
Net Asset Value - Delaware Tax-Free New Jersey
   Fund B Class ($1,913,263 / 355,677 Shares) ........                  $5.38
                                                                        -----
Net Asset Value - Delaware Tax-Free New Jersey
   Fund C Class ($238,787 / 44,387 Shares) ...........                  $5.38
                                                                        -----

---------------------------------
Summary of Abbreviations:

AMBAC - Insured by AMBAC Indemnity Corporation
AMT - Subject to Alternative Minimum Tax
FGIC - Insured by the Financial Guaranty Insurance Company
FSA - Insured by Financial Security Assurance
MBIA - Insured by the Municipal Bond Insurance Association

Components of Net Assets at August 31, 2000:
Shares of beneficial interest (unlimited
   authorization - no par) ...........................             $4,293,342
Accumulated net realized loss on investments .........                (87,664)
Net unrealized depreciation of investments ...........               (141,473)
                                                                   ----------
Total net assets .....................................             $4,064,205
                                                                   ==========
Net Asset Value and Offering Price per Share -
Delaware Tax-Free New Jersey Fund
Net asset value A Class (A) ..........................                  $5.38
Sales charge (3.75% of offering price or 3.90% of
   amount invested per share) (B) ....................                   0.21
                                                                        -----
Offering price .......................................                  $5.59
                                                                        =====

-----------------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon the redemption or repurchase of shares.
(B) See the current prospectus for purchases of $100,000 or more.

                             See accompanying notes

Statements of Operations

                                                                                           Delaware Tax-Free       Delaware Tax-Free
Six Months Ended August 31, 2000 (Unaudited)                                               Pennsylvania Fund         New Jersey Fund
------------------------------------------------------------------------------------------------------------------------------------
Investment Income:
Interest ................................................................................     $23,517,193               $114,716

Expenses:
Management fees .........................................................................       2,005,849                 11,317
Distribution expense ....................................................................         915,632                 13,719
Dividend disbursing and transfer agent fees and expenses ................................         284,500                  3,024
Accounting and administration ...........................................................         150,867                    862
Reports and statements to shareholders ..................................................         143,771                    600
Custodian fees ..........................................................................          49,227                    182
Professional fees .......................................................................          32,250                     --
Registration fees .......................................................................          15,000                    600
Trustees' fees ..........................................................................           6,285                  1,143
Taxes (other than taxes on income) ......................................................             206                     --
Other ...................................................................................          36,410                  1,024
                                                                                                3,639,997                 32,471
                                                                                              ----------------------------------
Less expenses absorbed or waived ........................................................              --                (13,454)
Less expenses paid indirectly ...........................................................         (27,452)                  (156)
                                                                                              ----------------------------------
Total expenses ..........................................................................       3,612,545                 18,861
                                                                                              ----------------------------------

Net Investment Income ...................................................................      19,904,648                 95,855
                                                                                              ----------------------------------

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on investments ........................................................      (3,223,990)               (51,068)
Net change in unrealized appreciation/depreciation of investments .......................      29,691,965                292,602
                                                                                              ----------------------------------

Net Realized and Unrealized Gain on Investments .........................................      26,467,975                241,534
                                                                                              ----------------------------------

Net Increase in Net Assets Resulting from Operations ....................................     $46,372,623               $337,389
                                                                                              ==================================

                             See accompanying notes

Statements of Changes in Net Assets

                                                                        Delaware Tax-Free                   Delaware Tax-Free
                                                                        Pennsylvania Fund                     New Jersey Fund
------------------------------------------------------------------------------------------------------------------------------------
                                                                          Period Ended                          Period Ended
                                                                   8/31/00            2/29/00              8/31/00         2/29/00
                                                                 (Unaudited)                            (Unaudited)
Increase (Decrease) in Net Assets from Operations:
Net investment income ......................................   $ 19,904,648        $ 43,727,581        $   95,855        $  175,007
Net realized loss on investments ...........................     (3,223,990)        (20,524,031)          (51,068)          (36,596)
Net change in unrealized appreciation/depreciation
  of investments ...........................................     29,691,965         (69,393,134)          292,602          (481,895)
                                                               --------------------------------------------------------------------
Net increase (decrease) in net assets resulting
  from operations ..........................................     46,372,623         (46,189,584)          337,389          (343,484)
                                                               --------------------------------------------------------------------
Distributions to Shareholders from:
Net investment income:
  A Class ..................................................    (19,140,698)        (41,724,653)          (46,325)          (89,272)
  B Class ..................................................       (844,310)         (1,824,404)          (45,100)          (79,304)
  C Class ..................................................        (91,516)           (178,524)           (4,430)           (6,431)
                                                               --------------------------------------------------------------------
                                                                (20,076,524)        (43,727,581)          (95,855)         (175,007)
                                                               --------------------------------------------------------------------
Capital Share Transactions:
Proceeds from shares sold:
  A Class ..................................................      6,423,074          23,862,911           182,617           335,525
  B Class ..................................................      1,387,085           5,605,238           129,860         1,309,229
  C Class ..................................................        500,354           1,249,953            75,377            83,583

Net asset value of shares issued upon reinvestment of
  distributions from net investment income:
  A Class ..................................................     10,786,324          24,002,904            37,813            72,704
  B Class ..................................................        467,422           1,052,295            26,904            60,517
  C Class ..................................................         68,702             134,166             2,791             3,871
                                                               --------------------------------------------------------------------
                                                                 19,632,961          55,907,467           455,362         1,865,429
                                                               --------------------------------------------------------------------
Cost of shares repurchased:
  A Class ..................................................    (48,897,818)       (117,904,345)         (164,578)         (467,080)
  B Class ..................................................     (3,363,197)         (7,834,490)         (397,256)         (763,068)
  C Class ..................................................       (312,787)         (1,003,067)          (12,713)          (77,836)
                                                               --------------------------------------------------------------------
                                                                (52,573,802)       (126,741,902)         (574,547)       (1,307,984)
                                                               --------------------------------------------------------------------
Increase (decrease) in net assets derived from capital
  share transactions .......................................    (32,940,841)        (70,834,435)         (119,185)          557,445
                                                               --------------------------------------------------------------------
Net Increase (Decrease) in Net Assets ......................     (6,644,742)       (160,751,600)          122,349            38,954
Net Assets:
Beginning of period ........................................    757,945,287         918,696,887         3,941,856         3,902,902
                                                               --------------------------------------------------------------------
End of period ..............................................   $751,300,545        $757,945,287        $4,064,205        $3,941,856
                                                               ====================================================================

                             See accompanying notes

Financial Highlights


Selected data for each share of the Fund outstanding
throughout each period were as follows:                          Delaware Tax-Free Pennsylvania Fund A Class
------------------------------------------------------------------------------------------------------------------------------------
                                                                                    Period Ended
                                                    8/31/00(1)    2/29/00       2/28/99       2/28/98       2/28/97         2/29/96
                                                   (Unaudited)
Net asset value, beginning of period ............    $7.460        $8.290        $8.420        $8.240        $8.460          $8.180

Income (loss) from investment operations:
  Net investment income .........................     0.204         0.410         0.415         0.430         0.456           0.476
  Net realized and unrealized gain (loss)
    on investments ..............................     0.260        (0.830)       (0.034)        0.193        (0.105)          0.330
                                                   --------------------------------------------------------------------------------
  Total from investment operations ..............     0.464        (0.420)        0.381         0.623         0.351           0.806
                                                   --------------------------------------------------------------------------------

Less dividends and distributions:
  Dividends from net investment income ..........    (0.204)       (0.410)       (0.415)       (0.430)       (0.456)         (0.476)
  Distributions from net realized gain
    on investments ..............................        --            --        (0.096)       (0.013)       (0.115)         (0.050)
                                                   --------------------------------------------------------------------------------
  Total dividends and distributions .............    (0.204)       (0.410)       (0.511)       (0.443)       (0.571)         (0.526)
                                                   --------------------------------------------------------------------------------

Net asset value, end of period ..................    $7.720        $7.460        $8.290        $8.420        $8.240          $8.460
                                                   ================================================================================
Total return(2) .................................     6.42%        (5.18%)        4.64%         7.78%         4.35%          10.08%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) .......  $709,814      $716,646      $871,740      $917,364      $954,258      $1,002,888
  Ratio of expenses to average net assets .......     0.92%         0.92%         0.95%         0.94%         0.91%           0.90%
  Ratio of net investment income to average
    net assets ..................................     5.33%         5.21%         4.96%         5.20%         5.52%           5.67%
  Portfolio turnover ............................       25%           38%           41%           32%           27%             25%

---------------------------------
(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

(2) Ratios have been annualized and total return has not been annualized.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                     Delaware Tax-Free Pennsylvania Fund B Class
------------------------------------------------------------------------------------------------------------------------------------
                                                                                           Period Ended
                                                              8/31/00(1)  2/29/00      2/28/99      2/28/98     2/28/97     2/29/96
                                                             (Unaudited)
Net asset value, beginning of period .......................   $7.460      $8.290       $8.420      $8.240       $8.460      $8.180

Income (loss) from investment operations:
  Net investment income ....................................    0.174       0.347        0.348       0.370        0.390       0.408
  Net realized and unrealized gain (loss) on investments....    0.260      (0.830)      (0.034)      0.193       (0.105)      0.330
                                                              ---------------------------------------------------------------------
  Total from investment operations .........................    0.434      (0.483)       0.314       0.563        0.285       0.738
                                                              ---------------------------------------------------------------------

Less dividends and distributions:
  Dividends from net investment income .....................   (0.174)     (0.347)      (0.348)     (0.370)      (0.390)     (0.408)
  Distributions from net realized gain on investments ......       --          --       (0.096)     (0.013)      (0.115)     (0.050)
                                                              ---------------------------------------------------------------------
  Total dividends and distributions ........................   (0.174)     (0.347)      (0.444)     (0.383)      (0.505)     (0.458)
                                                              ---------------------------------------------------------------------

Net asset value, end of period .............................   $7.720      $7.460       $8.290      $8.420       $8.240      $8.460
                                                              =====================================================================
Total return(2) ............................................    5.86%      (5.94%)       3.81%       6.92%        3.52%       9.19%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ..................  $37,180     $37,390      $42,994     $37,631      $31,644     $20,861
  Ratio of expenses to average net assets ..................    1.72%       1.72%        1.75%       1.74%        1.71%       1.71%
  Ratio of net investment income to average net assets .....    4.53%       4.41%        4.16%       4.40%        4.72%       4.86%
  Portfolio turnover .......................................      25%         38%          41%         32%          27%         25%

---------------------------------
(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(2) Ratios have been annualized and total return has not been annualized.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                        Delaware Tax-Free Pennsylvania Fund C Class
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            Period
                                                                                                                         11/29/95(1)
                                                                                     Period Ended                             to
                                                                8/31/00     2/29/00      2/28/99     2/28/98     2/28/97    2/29/96
                                                              (Unaudited)
Net asset value, beginning of period .......................    $7.460      $8.290       $8.420      $8.240       $8.460     $8.510

Income (loss) from investment operations:
  Net investment income ....................................     0.174       0.347        0.355       0.364        0.390      0.102
  Net realized and unrealized gain (loss) on investments ...     0.260      (0.830)      (0.034)      0.193       (0.105)        --
                                                                -------------------------------------------------------------------
  Total from investment operations .........................     0.434      (0.483)       0.321       0.557        0.285      0.102
                                                                -------------------------------------------------------------------

Less dividends and distributions:
  Dividends from net investment income .....................    (0.174)     (0.347)      (0.355)     (0.364)      (0.390)    (0.102)
  Distributions from net realized gain on investments ......        --          --       (0.096)     (0.013)      (0.115)    (0.050)
                                                                -------------------------------------------------------------------
  Total dividends and distributions ........................    (0.174)     (0.347)      (0.451)     (0.377)      (0.505)    (0.152)
                                                                -------------------------------------------------------------------

Net asset value, end of period .............................    $7.720      $7.460       $8.290      $8.420       $8.240     $8.460
                                                                ===================================================================
Total return(2) ............................................     5.85%      (5.94%)       3.81%       6.92%        3.52%      1.19%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ..................    $4,306      $3,909       $3,963      $2,569       $1,181       $123
  Ratio of expenses to average net assets ..................     1.72%       1.72%        1.75%       1.74%        1.71%      1.71%
  Ratio of net investment income to average net assets .....     4.53%       4.41%        4.16%       4.40%        4.72%      4.86%
  Portfolio turnover .......................................       25%         38%          41%         32%          27%        25%

---------------------------------
(1) Date of initial public offering; ratios have been annualized and total return has not been annualized.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes

Selected data for each share of the Fund outstanding                                         Delaware Tax-Free New Jersey Fund
throughout each period were as follows:                                                                    A Class
------------------------------------------------------------------------------------------------------------------------------------
                                                                                       Six Months                            Period
                                                                                         Ended                             9/2/97(1)
                                                                                        8/31/00         Year Ended             to
                                                                                      (Unaudited)   2/29/00     2/28/99     2/28/98
Net asset value, beginning of period ...............................................    $5.060      $5.750       $5.700      $5.500

Income (loss) from investment operations:
  Net investment income ............................................................     0.133       0.255        0.256       0.115
  Net realized and unrealized gain (loss)
    on investments .................................................................     0.320      (0.690)       0.075       0.200
                                                                                        -------------------------------------------
  Total from investment operations .................................................     0.453      (0.435)       0.331       0.315
                                                                                        -------------------------------------------

Less dividends and distributions:
  Dividends from net investment income .............................................    (0.133)     (0.255)      (0.256)     (0.115)
  Distributions from net realized gain
    on investments .................................................................        --          --       (0.025)         --
                                                                                        -------------------------------------------
  Total dividends and distributions ................................................    (0.133)     (0.255)      (0.281)     (0.115)
                                                                                        -------------------------------------------

Net asset value, end of period .....................................................    $5.380      $5.060       $5.750      $5.700
                                                                                        ===========================================
Total return(2) ....................................................................     9.97%      (7.68%)       5.93%       5.77%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ..........................................    $1,912      $1,750       $2,052      $1,141
  Ratio of expenses to average net assets ..........................................     0.50%       0.50%        0.50%       0.88%
  Ratio of expenses to average net assets prior
    to expense limitation and expenses paid
    indirectly .....................................................................     1.15%       1.45%        1.75%       1.93%
  Ratio of net investment income to average
    net assets .....................................................................     5.08%       4.74%        4.42%       4.23%
  Ratio of net investment income to average
    net assets prior to expense limitation and
    expenses paid indirectly .......................................................     4.43%       3.79%        3.17%       3.18%
  Portfolio turnover ...............................................................       20%         14%           0%         47%

Selected data for each share of the Fund outstanding                                         Delaware Tax-Free New Jersey Fund
throughout each period were as follows:                                                                    B Class
------------------------------------------------------------------------------------------------------------------------------------
                                                                                      Six Months                            Period
                                                                                        Ended                              9/2/97(1)
                                                                                       8/31/00         Year Ended              to
                                                                                     (Unaudited)   2/29/00     2/28/99      2/28/98
Net asset value, beginning of period ...............................................    $5.060      $5.750       $5.700      $5.500

Income (loss) from investment operations:
  Net investment income ............................................................     0.113       0.214        0.213       0.069
  Net realized and unrealized gain (loss)
    on investments .................................................................     0.320      (0.690)       0.075       0.200
                                                                                        -------------------------------------------
  Total from investment operations .................................................     0.433      (0.476)       0.288       0.269
                                                                                        -------------------------------------------

Less dividends and distributions:
  Dividends from net investment income .............................................    (0.113)     (0.214)      (0.213)     (0.069)
  Distributions from net realized gain
    on investments .................................................................        --          --       (0.025)         --
                                                                                        -------------------------------------------
  Total dividends and distributions ................................................    (0.113)     (0.214)      (0.238)     (0.069)
                                                                                        -------------------------------------------

Net asset value, end of period .....................................................    $5.380      $5.060       $5.750      $5.700
                                                                                        ===========================================
Total return(2) ....................................................................     9.43%      (8.38%)       5.14%       4.90%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ..........................................    $1,913      $2,032       $1,680        $146
  Ratio of expenses to average net assets ..........................................     1.25%       1.25%        1.25%       1.56%
  Ratio of expenses to average net assets prior
    to expense limitation and expenses paid
    indirectly .....................................................................    1.90%       2.20%         2.50%       2.61%
  Ratio of net investment income to average
    net assets .....................................................................     4.33%       3.99%        3.67%       3.63%
  Ratio of net investment income to average
    net assets prior to expense limitation and
    expenses paid indirectly .......................................................     3.68%       3.04%        2.42%       2.58%
  Portfolio turnover ...............................................................       20%         14%           0%         47%

---------------------------------
(1) Date of initial public offering; ratios have been annualized and total return has not been annualized.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes

Selected data for each share of the Fund outstanding                                              Delaware Tax-Free New Jersey Fund
throughout each period were as follows:                                                                        C Class(2)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Six Months
                                                                                                    Ended
                                                                                                   8/31/00          Year Ended
                                                                                                 (Unaudited)    2/29/00     2/28/99
Net asset value, beginning of period ..........................................................    $5.060       $5.750       $5.700

Income (loss) from investment operations:
  Net investment income .......................................................................     0.113        0.214        0.213
  Net realized and unrealized gain (loss)
    on investments ............................................................................     0.320       (0.690)       0.075
                                                                                                   --------------------------------
  Total from investment operations ............................................................     0.433       (0.476)       0.288
                                                                                                   --------------------------------

Less dividends and distributions:
  Dividends from net investment income ........................................................    (0.113)      (0.214)      (0.213)
  Distributions from net realized gain on investments .........................................        --           --       (0.025)
                                                                                                   --------------------------------
  Total dividends and distributions ...........................................................    (0.113)      (0.214)      (0.238)
                                                                                                   --------------------------------
Net asset value, end of period ................................................................    $5.380       $5.060       $5.750
                                                                                                   ================================
Total return(1) ...............................................................................     9.43%       (8.37%)       5.14%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) .....................................................      $239         $160         $171
  Ratio of expenses to average net assets .....................................................     1.25%        1.25%        1.25%
  Ratio of expenses to average net assets prior to
    expense limitation and expenses paid indirectly ...........................................     1.90%        2.20%        2.50%
  Ratio of net investment income to average
    net assets ................................................................................     4.33%        3.99%        3.67%
  Ratio of net investment income to average
    net assets prior to expense limitation and
    expenses paid indirectly ..................................................................     3.68%        3.04%        2.42%
  Portfolio turnover ..........................................................................       20%          14%           0%

---------------------------------
(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

(2) Shares of the New Jersey Fund C Class were initially offered on September 2, 1997. On October 20, 1997, the C Class sold shares which were subsequently repurchased, leaving a balance of 1 share, representing the initial seed purchase, as of February 28, 1998. Financial highlights for the period ended February 28, 1998 are not presented because the data is not believed to be meaningful.

                             See accompanying notes

Notes to Financial Statements

August 31, 2000 (Unaudited)
--------------------------------------------------------------------------------
Delaware Group State Tax-Free Income Trust (the "Company") is organized as a Pennsylvania trust and offers two series: Delaware Tax-Free Pennsylvania Fund and Delaware Tax-Free New Jersey Fund (each referred to as a "Fund" or collectively as the "Funds"). The Funds are non-diversified open-end investment companies under the Investment Company Act of 1940, as amended. The Funds offer three classes of shares. The A Class carries a front-end sales charge of 3.75%. The B Class carries a back-end deferred sales charge and the C Class carries a level load deferred sales charge.

The Delaware Tax-Free Pennsylvania Fund seeks as high a level of current interest income exempt from federal income tax and Pennsylvania state income tax as is consistent with preservation of principal. The Delaware Tax-Free New Jersey Fund seeks as high a level of current interest income exempt from federal income tax and New Jersey state income tax as is consistent with preservation of principal.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the
Funds:

Security Valuation - Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Money market instruments having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Funds' Board of Trustees.

Federal Income Taxes - Each Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Class Accounting - Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of each Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other - Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Original issue discounts and market premiums are amortized to interest income over the lives of the respective securities. Each Fund declares dividends from net investment income daily and pays such dividends monthly. Capital gains, if any, are distributed annually.

Certain expenses of the Funds are paid through commission arrangements with brokers. These transactions are done subject to best execution. Each Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly". The amount of these expenses and credits for the period ended August 31, 2000 are as follows:

                                                          Delaware     Delaware
                                                          Tax-Free     Tax-Free
                                                        Pennsylvania  New Jersey
                                                            Fund         Fund
                                                        ------------  ----------
Commission Reimbursement ...........................      $ 8,649        $ 47
Earnings Credits ...................................       18,803         109

--------------------------------------------------------------------------------
2. Investment Management and Other Transactions with Affiliates
In accordance with the terms of the Investment Management Agreement, each Fund pays Delaware Management Company (DMC), the Investment Manager, an annual fee, based on the net assets of each Fund.

The following are the management fees as a percentage of average daily net assets for each respective Fund:

                                                    Delaware      Delaware
                                                    Tax-Free      Tax-Free
                                                  Pennsylvania   New Jersey
                                                      Fund          Fund
                                                  ------------   ----------
On the first $500 million .....................       0.55%         0.55%
On the next $500 million ......................       0.50%         0.50%
On the next $1.5 billion ......................       0.45%         0.45%
In excess of $2.5 billion .....................      0.425%        0.425%

DMC has elected to waive its fee and reimburse the Delaware Tax-Free New Jersey Fund to the extent that annual operating expenses exclusive of taxes, interest, brokerage commissions, extraordinary expenses and distribution expenses exceed 0.25% of average daily net assets through October 31, 2001.

The Company has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administrative services. Each Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums.

On August 31, 2000, the Funds had liabilities payable to affiliates as follows:

                                                    Delaware      Delaware
                                                    Tax-Free      Tax-Free
                                                  Pennsylvania   New Jersey
                                                      Fund          Fund
                                                  ------------   ----------
Investment management fee
  payable to DMC ..............................     $338,579         $--
Dividend disbursing, transfer
  agent and accounting
  services and other
  expenses payable to DSC .....................       45,969       1,153
Other expenses payable
  to DMC and affiliates .......................       17,254         657

Pursuant to the Distribution Agreement, each Fund pays Delaware Distributors, L.P. (DDLP), the Distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the A Class for the Delaware Tax-Free Pennsylvania Fund and 0.25% of the average daily net assets of the Delaware Tax-Free New Jersey Fund A Class and 1.00% of the average daily net assets of the B and C Classes of each Fund.

For the period ended August 31, 2000, DDLP earned commissions on sales of the A Class shares for each Fund as follows:

                                                    Delaware      Delaware
                                                    Tax-Free      Tax-Free
                                                  Pennsylvania   New Jersey
                                                      Fund          Fund
                                                  ------------   ----------
                                                    $21,782         $361

Certain officers of DMC, DSC and DDLP are officers, trustees and/or employees of the Funds. These officers, trustees and employees are paid no compensation by the Funds.

3. Investments
During the period ended August 31, 2000, the Funds made purchases and sales of investment securities other than temporary cash investments as follows:

                                                    Delaware      Delaware
                                                    Tax-Free      Tax-Free
                                                  Pennsylvania   New Jersey
                                                      Fund          Fund
                                                  ------------   ----------
Purchases ....................................    $ 93,199,710    $390,475
Sales. .......................................     119,859,216     436,719

The cost of investments for federal income tax purposes approximates cost for book purposes. As of August 31, 2000, the aggregate cost of securities and unrealized appreciation (depreciation) for each Fund were as follows:

                                                    Delaware      Delaware
                                                    Tax-Free      Tax-Free
                                                  Pennsylvania   New Jersey
                                                      Fund          Fund
                                                  ------------   ----------
Cost of investments ...........................   $725,888,538   $4,133,789
                                                  ============   ==========
Aggregate unrealized
  appreciation ................................   $ 26,559,783   $   31,842
Aggregate unrealized
  depreciation ................................     10,288,152      173,316
                                                  ------------   ----------
Net unrealized appreciation
  (depreciation) ..............................   $ 16,331,245   $ (141,474)
                                                  ============   ==========

For federal income tax purposes, the Funds had the following capital loss carryforwards as of August 31, 2000, which may be carried forward and applied against future capital gains. The capital loss carryforwards expire in 2008.

Delaware Tax-Free Pennsylvania Fund ..........................  $15,601,441
Delaware Tax-Free New Jersey Fund ............................      $30,262

--------------------------------------------------------------------------------
4. Capital Shares
Transactions in capital shares were as follows:
                                                           Delaware Tax-Free
                                                           Pennsylvania Fund
                                                           -----------------
                                                        Six Months       Year
                                                           Ended        Ended
                                                          8/31/00      2/29/00
Shares sold:
  A Class ..........................................      849,500     3,061,342
  B Class ..........................................      183,056       707,397
  C Class ..........................................       65,659       156,389

Shares issued upon reinvestment of
  distributions from net investment income:
  A Class ..........................................    1,426,024     3,059,519
  B Class ..........................................       61,798       134,274
  C Class ..........................................        9,083        17,135
                                                        ---------   -----------
                                                        2,595,120     7,136,056
                                                        ---------   -----------
Shares repurchased:
  A Class ..........................................    6,475,201   (15,128,940)
  B Class ..........................................      445,056    (1,011,697)
  C Class ..........................................       41,444      (127,172)
                                                        ---------   -----------
                                                        6,961,700   (16,267,809)
                                                        ---------   -----------
Net increase/(decrease) ............................    9,556,821    (9,131,753)
                                                        =========   ===========

Transactions in capital shares were as follows:
                                                           Delaware Tax-Free
                                                            New Jersey Fund
                                                            ----------------
                                                        Six Months       Year
                                                           Ended        Ended
                                                          8/31/00      2/29/00
Shares sold:
  A Class ..........................................       34,702        63,332
  B Class ..........................................       24,940       243,724
  C Class ..........................................       14,613        15,199

Shares issued upon reinvestment of
  distributions from net investment income:
  A Class ..........................................        7,251        13,639
  B Class ..........................................        5,165        11,394
  C Class ..........................................          533           731
                                                        ---------   -----------
                                                           87,204       348,019
                                                        ---------   -----------
Shares repurchased:
  A Class ..........................................      (32,150)      (87,904)
  B Class ..........................................      (75,784)     (145,718)
  C Class ..........................................       (2,400)      (14,021)
                                                        ---------   -----------
                                                         (110,334)     (247,643)
                                                        ---------   -----------
Net increase/(decrease) ............................      (23,130)      100,376
                                                        =========   ===========

5. Lines of Credit
The Funds, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participate in a $375,400,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each Fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Funds had no amounts outstanding at August 31, 2000 or at any time during the period.

6. Market and Credit Risk
The Funds concentrate their investments in securities issued by each specific state's municipalities. The value of these investments may be adversely affected by new legislation within the state, regional or local economic conditions, and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that the market may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations. These securities have been identified in the Statement of Net Assets.

DELAWARE INVESTMENTS FAMILY OF FUNDS


Complete information on any fund offered by Delaware Investments can be found in each fund's current prospectus. Prospectuses for all funds offered by Delaware Investments are available from your financial adviser. Please read the prospectus carefully before you invest or send money.

Growth of Capital                 International and Global         Tax-Exempt Income
 o Technology and Innovation       o Emerging Markets Fund          o National High-Yield
   Fund                            o New Pacific Fund                 Municipal Bond Fund
 o Select Growth Fund              o Overseas Equity Fund           o Tax-Free USA Fund
 o Trend Fund                      o International Equity Fund      o Tax-Free Insured Fund
 o Growth Opportunities Fund*      o Global Equity Fund             o Tax-Free USA
 o Small Cap Value Fund            o Global Bond Fund                  Intermediate Fund
 o U.S. Growth Fund                                                 o State Tax-Free Funds**
 o Tax-Efficient Equity Fund      Current Income
 o Social Awareness Fund           o Delchester Fund               Stability of Principal
                                   o High-Yield                     o Cash Reserve
Total Return                          Opportunities Fund            o Tax-Free Money Fund
 o Blue Chip Fund                  o Strategic Income Fund
 o Devon Fund                      o Corporate Bond Fund           Asset Allocation
 o Growth and Income Fund          o Extended Duration              o Foundation Funds
 o Decatur Equity                     Bond Fund                        Growth Portfolio
     Income Fund                   o American Government               Balanced Portfolio
 o REIT Fund                          Bond Fund                        Income Portfolio
 o Balanced Fund                   o U.S. Government
                                      Securities Fund
                                   o Limited-Term
                                      Government Fund

 *Formerly known as DelCap Fund.

**Available for the following states: Arizona, California, Colorado, Florida,
  Idaho, Iowa, Kansas, Minnesota, Missouri, Montana, North Dakota, New Jersey, New Mexico, New York, Oregon, Pennsylvania and Wisconsin. Insured and intermediate bond funds are available in selected states.

C Delaware Distributors, L.P.

DELAWARE(SM)                                         For Shareholders
INVESTMENTS                                          1.800.523.1918
---------------------
Philadelphia o London                                For Securities Dealers
                                                     1.800.362.7500

                                                     For Financial Institutions
                                                     Representatives Only

                                                     1.800.659.2265

                                                     www.delawareinvestments.com

This semi-annual report is for the information of Delaware Tax-Free Pennsylvania Fund and Delaware Tax-Free New Jersey Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current Prospectus for Delaware Tax-Free Pennsylvania Fund and Delaware Tax-Free New Jersey Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives and operating policies of the Funds. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in each Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

------------------------------------------------------------------------------------------------------------------------
BOARD OF TRUSTEES                           Charles E. Peck                          Investment Manager
                                            Retired                                  Delaware Management Company
Wayne A. Stork                              Fredericksburg, VA                       Philadelphia, PA
Chairman
Delaware Investments Family of Funds        Janet L. Yeomans                         International Affiliate
Philadelphia, PA                            Vice President and Treasurer             Delaware International Advisers Ltd.
                                            3M Corporation                           London, England
                                            St. Paul, MN
Walter P. Babich                                                                     National Distributor
Board Chairman                                                                       Delaware Distributors, L.P.
Citadel Constructors, Inc.                  AFFILIATED OFFICERS                      Philadelphia, PA
King of Prussia, PA
                                            Charles E. Haldeman, Jr.                 Shareholder Servicing, Dividend
David K. Downes                             President and Chief Executive Officer    Disbursing and Transfer Agent
President and Chief Executive Officer       Delaware Management Holdings, Inc.       Delaware Service Company, Inc.
Delaware Investments Family of Funds        Philadelphia, PA                         Philadelphia, PA
Philadelphia, PA
                                            Richard J. Flannery                      1818 Market Street
John H. Durham                              Executive Vice President                 Philadelphia, PA 19103-3682
Private Investor                            and General Counsel
Horsham, PA                                 Delaware Investments Family of Funds
                                            Philadelphia, PA
Anthony D. Knerr
Consultant, Anthony Knerr & Associates      Bruce D. Barton
New York, NY                                President and Chief Executive Officer
                                            Delaware Distributors, L.P.
Ann R. Leven                                Philadelphia, PA
Former Treasurer, National Gallery of Art
Washington, DC

Thomas F. Madison
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

(3878)                                                        Printed in the USA
SA-007 [8/00] PPL 10/00                                                  (J6380)